Exhibit 23 b.


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We  consent to the use in Form 10-SB of our  report  dated  April 23,  2001 with
respect  to  the  financial  statements  of  Rascals  International,   Inc.  And
Subsidiaries (the "Company") for the year ended December 31, 2000.


                                               Rosenberg Rich Baker Berman & Co,
                                               Certified Public Accountants



Bridgewater , New Jersey
September 5, 2001




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